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                                                                    EXHIBIT 10.2

                               SERVICE AGREEMENT

                 This is an agreement between SpectraFAX Corporation a Florida based Corporation located at 3050 North Horseshoe Drive, Suite 100, Naples, Florida ("(SRFX)") and Paragon Investments located at 10711 NW 46th Street, Silver Lake, KS 66539 (Paragon).

                 WHEREAS, (SRFX) has developed a product which provides 2Alertme and Paragon is interested in obtaining the non-exclusive rights for 2AlertMe product line.

NOW THEREFORE, the parties hereby agree as follows:

         1.      LICENSE

                 (a) (SRFX) hereby grants to Paragon a non-exclusive world-wide agreement to Paragon for use of its 2AlertMe product line.
                 (b) (SRFX) shall provide to Paragon access to signing up through the (SRFX) website for its clients.

         2.      PAYMENT

                 In connection with the fee, Paragon's clients shall pay to
                 (SRFX) the following monthly fees:

                 (a)     $19.95 for the Platinum Service
                 (b) (SRFX) will pay Client a marketing fee associated with each Paragon signup after 500 clients. The schedule of fees that (SRFX) will pay per month is as follows:
                           1.   501 - 1,000...........$2.00
                           2. 1,001 - 1,500...........$4.00
                           3. 1,501 - 2,000...........$5.00
                           4. 2,001 - 3,000...........$6.00
                           5.    Over 3,000...........$7.00

         3.      TERM

                 (a) The term of this Agreement shall be for two (2) years and will be automatically renewed for successive one
                         (1) year period unless either party elects to terminate this Agreement effective as of the end of the initial term(s) as appropriate.
                 (b) Notice of termination shall be made no later than 60 days prior to the end of the initial term or renewal terms(s), as appropriate.

         4.      REPRESENTATIONS AND WARRANTIES REGARDING SOFTWARE CONTENT


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                  (a)      (SRFX) hereby represents and warrants that: (1) the
                           Software Content is by (SRFX) and does not breach or infringe any copyright, common lay right, or other right of any third party; (2) the Software Content does not contain any matter which is scandalous, libelous, obscene, an invasion of privacy, or otherwise unlawful; and (3) (SRFX) has the right, power and authority to enter into and perform this Agreement.
                  (b) (SRFX) shall defend, indemnify, and hold harmless Paragon from any claims, demands, liabilities, losses, damages, judgments, and like (including but not limited to attorneys' fees incurred) directly or indirectly relating to any claim by a third party of infringement of any copyright or other right with respect to the Software Content and from the breach of other representations and warranties contained in this Section 4.

         5.       (SRFX) COVENANTS

                  (a) (SRFX) covenants that the Site will be operated in a professional manner in compliance with laws in all material respects.
                  (b) (SRFX) covenants to properly acknowledge on the Site that the Software Content is the property and copyrighted work of (SRFX).

         6.       MISCELLANEOUS

                           This Agreement shall be governed by and construed in
                  accordance with the laws Of the State of Florida without regard to conflict of law principals. This Agreement contains the entire agreement and understanding between the parties hereto with respect to its subject matter and supersedes any prior or contemporaneous written or oral agreements, representations, discussions, proposals, understandings, and the like respecting the subject matter hereof. This language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against either party. The prevailing party in any dispute shall be awarded its attorneys' fees and expenses incurred. The parties will cooperate with each other as reasonably requested to effectuate the purposes and provision of this Agreement. Both parties may amend this Agreement only in writing.

                  NOW THEREOF AND SIGNED BELOW THIS AGREEMENT IS EFFECTIVE

                  Dated 8-22-00
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                                                       Paragon Investments, Inc.

                                                     By:
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                                                     Title: President
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                  Dated 8-22-00                      Thomas J. Conwell
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                                                                SpectraFAX Corp.

                                                     By: Thomas J. Conwell
                                                        ------------------------

                                                     Title: C.E.O.
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